UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2019

MESA LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

COLORADO (State or other jurisdiction of incorporation)	0-11740 (Commission File Number)	84-0872291 (I.R.S. Employer Identification No.)

12100 WEST SIXTH AVENUE, LAKEWOOD, COLORADO (Address of principal executive offices)	80228 (Zip Code)

Registrant’s telephone number, including area code: 303-987-8000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered

Common Stock, no par value	MLAB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

As previously disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission on November 4, 2019 (the “Original 8-K”), Mesa Laboratories, Inc. (the “Company” or “Mesa Labs”) and its wholly-owned subsidiary MLI Sweden HoldCo AB (formerly known as Goldcup 19534 AB) purchased 100% of the outstanding shares of Gyros Protein Technologies Holding AB (“GPT”) for a cash purchase price of $180.689 million pursuant to a Sale and Purchase Agreement dated October 31, 2019. This Current Report on Form 8-K/A amends and supplements the Original 8-K to include the financial statements and pro forma financial information required under Item 9.01 in connection with the Company’s acquisition of GPT.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

The Company is filing this amendment to the Original 8-K to provide (i) (A) the unaudited pro forma condensed combined consolidated balance sheets of Mesa Labs as of September 30, 2019, (B) the unaudited pro forma condensed combined consolidated statements of operations of the Company for the year ended March 31, 2019, (C) the unaudited pro forma condensed combined consolidated statements of income of the Company for the six months ended September 30, 2019, (D) the related notes to unaudited pro forma condensed combined consolidated financial statements; (ii) the audited financial statements of GPT, which comprise (A) the balance sheets as of December 31, 2018 and December 31, 2017; (B) the related statements of income, comprehensive income, stockholders’ equity, and cash flows for the years then ended, and (C) the related notes to the financial statements; and (iii)  the unaudited financial statements of GPT, which comprise (A) the unaudited balance sheets as of June 30, 2019; (B) the related unaudited statements of income, comprehensive income, stockholders’ equity, and cash flows for the six months ended June 30, 2019 and 2018, respectively; and (C) the related notes to the financial statements.

Exhibit No.	Description

23.1	Consent of Plante & Moran, PLLC dated January 15, 2020.

99.2	(A) Unaudited pro forma condensed combined consolidated balance sheets of the Company as of September 30, 2019, (B) the unaudited pro forma condensed combined consolidated statement of operations of the Company for the year ended March 31, 2019, (C) the unaudited pro forma condensed combined consolidated statements of income of the Company for six months ended September 30, 2019, (D) the related notes to unaudited pro forma condensed combined consolidated financial statements

99.3	Audited financial statements of Gyros Protein Technologies Holding AB, which comprise (A) the balance sheets as of December 31, 2018 and 2017; (B) the related statements of income, comprehensive income, stockholders’ equity, and cash flows for the years then ended; and (C) the related notes to the financial statements

99.4	Unaudited financial statements of Gyros Protein Technologies Holding AB, which comprise (A) the balance sheet as of June 30, 2019; (B) the related statements of income, comprehensive income, stockholders’ equity, and cash flows for the six months ended June 30, 2019 and June 30, 2018, respectively; and (C) the related notes to the financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: January 15, 2020		Mesa Laboratories, Inc.
(Registrant)

	BY:	/s/ Gary M. Owens
Gary M. Owens
President and Chief Executive Officer